Income taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income taxes
Income taxes
12.	Income taxes

The provision for income taxes primarily relates to projected federal and state income taxes calculated on the projected taxable income for the period. To determine the quarterly provision for income taxes, the Company uses an estimated annual effective tax rate, which is generally based on expected annual income as well as statutory tax rates in the various jurisdictions in which the Company operates. In addition, the tax effects of certain significant or unusual items are recognized discretely in the quarter during which they occur and can be a source of variability in the effective tax rates from quarter to quarter.

As per ASC 740-270, the Company’s interim tax provision is computed based on the estimated annual effective tax rate approach. The estimated annual effective tax rate approach is used to determine the tax related to ordinary income unless certain exceptions apply. The Company records a valuation allowance to reduce its deferred taxes to the amount it believes is more likely than not to be realized. In making such determination, the Company considers all available positive and negative evidence quarterly, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and recent financial performance. Forming a conclusion that a valuation allowance is not required is difficult when there is negative evidence such as cumulative losses in recent years. Based upon the Company’s review of all positive and negative evidence, the Company continues to have a full valuation allowance on its deferred tax assets as of September 30, 2023.

The Company accounts for the uncertainty in income taxes by utilizing a comprehensive model for the recognition, measurement, presentation and disclosure in financial statements of any uncertain tax positions that have been taken or are expected to be taken on an income tax return. There have been no changes in the estimated uncertain positions or tax benefits recorded as of December 31, 2022.

12.Income taxes

A reconciliation of the provision for income taxes to the amount computed by applying the statutory income tax rate of 21% to the net loss is summarized for the years ended December 31, 2022 and 2021 is as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
Federal income taxes at statutory rates	21.00%	21.00%
State income tax, net of federal benefit	0.43	0.40
Research and development credits	3.48	3.08
Stock-based compensation	(0.81)	(1.19)
Change in valuation allowance	(24.10)	(22.64)
Other permanent items	—	(0.65)
Effective income tax rate	—%	—%

For the years ended December 31, 2022 and 2021, the Company did not record a deferred income tax expense or benefit. Income tax expense has been nominal for the years ended December 31, 2022 and 2021.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents significant components of the Company’s net deferred tax assets as of December 31, 2022 and 2021 (in thousands):

	December 31,	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$28,707	$28,350
Capitalized start-up costs and research expenses	13,004	7,358
Research and development credits	4,977	3,762
Accruals, reserves and other	1,144	1,013
Lease liabilities	47	73
Total gross deferred assets	47,879	40,556
Valuation allowance	(47,834)	(40,484)
Total deferred tax assets	45	72
Deferred tax liabilities:
Right-of-use assets	(45)	(72)
Net deferred tax assets	$—	$—

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on the Company’s history of operating losses, the Company has concluded that it is more likely than not that the benefit of its deferred tax assets will not be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of

December 31, 2022 and 2021. The valuation allowance increased $7.4 million and $5.6 million during the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022, the Company had U.S. federal net operating loss (NOL) carryforwards of approximately $128.2 million which may be available to offset future federal income. Federal NOLs incurred prior to January 1, 2018 of approximately $91.0 million expire beginning in 2029 while federal NOLs incurred after December 31, 2017 of approximately $37.2 million will have an indefinite carryforward period, subject to annual limitations. As of December 31, 2022, the Company also had state NOL carryforwards of approximately $25.5 million which may be available to offset future state income and expire at various years beginning with 2028.

As of December 31, 2022, the Company had federal research and development tax credit carryforwards of approximately $4.4 million available to reduce future tax liabilities which expire at various years beginning with 2028. As of December 31, 2022, the Company had state credit carryforwards of approximately $2.5 million available to reduce future tax liabilities which do not expire.

Under Section 382 of the Internal Revenue Code of 1986, as amended (IRC), the ability to utilize NOL carryforwards or other tax attributes, such as research tax credits, in any taxable year may be limited if the Company has experienced an “ownership change.” Generally, a Section 382 ownership change occurs if there is a cumulative increase of more than 50 percentage points in the stock ownership of one or more stockholders or groups of stockholders who owns at least 5% of a corporation’s stock within a specified testing period. Similar rules may apply under state tax laws. As a result, the amount of NOL and research and credit carryforwards presented in our financial statements could be limited and may expire unutilized. The Company has not performed a Section 382 analysis through December 31, 2022, and as such, the Company is not able to determine the impact on the NOLs and tax credit carryforwards. To the extent that an assessment is completed in the future, the Company’s ability to utilize tax attributes could be restricted on a year-by-year basis and certain attributes could expire before they are utilized.

The Company applies the two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be substantiated on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement. Income tax positions must meet a more likely than not recognition threshold at the effective date to be recognized upon the adoption of ASC 740 and in subsequent periods. This interpretation also provides guidance on measurement, de-recognition, classification, interest and penalties, accounting in interim periods and transition.

A reconciliation of the unrecognized tax benefits is as follows for the years ended December 31, 2022 and 2021 (in thousands):

	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
Unrecognized tax benefits as of the beginning of the year	$1,035	$817
Decrease related to prior year tax positions	—	(17)
Increase related to current year tax positions	499	235
Unrecognized tax benefits as of the end of the year	$1,534	$1,035

No amount of the unrecognized tax benefits, if recognized, would reduce the Company’s annual effective tax rate because the benefits are in the form of deferred tax assets for which a full valuation allowance has been recorded. The Company does not anticipate a significant change to its unrecognized tax benefits over the next twelve months.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2022, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statements of operations and comprehensive loss. There are no ongoing examinations by taxing authorities at this time.

The Company files United States and state income tax returns with varying statutes of limitations. The Company’s tax years from inception in 2006 will remain open to examination due to the carryover of the unused NOLs and tax credits. The Company does not have any tax audits or other proceedings pending.

In December 2017, the Tax Cuts and Jobs Act (TCJA) was signed into law, significantly reforming the IRC. Beginning January 1, 2022, the TCJA eliminated the option to deduct research and development expenditures in the current year and requires taxpayers to capitalize such expenses pursuant to IRC Section 174. The capitalized expenses are amortized over a 5-year period for domestic expenses and a 15-year period for foreign expenses. As a result of this provision of the TCJA, deferred tax assets related to capitalized research expenses increased by $4.6 million.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. Due to the Company’s history of NOLs, the CARES Act did not have a material impact on the Company’s financial statements.

On February 9, 2022, Governor Gavin Newsom signed California Senate Bill 113 (SB 113) into law. The legislation contains important California tax law changes, including reinstatement of business tax credits and net NOL deductions limited by California Assembly Bill 85 which suspended the net operating loss deduction for certain taxpayers from 2020 to 2022. The new tax law did not impact the Company’s tax provision due to its taxable loss position in the current year.

In August 2022, the Inflation Reduction Act of 2022 (IRA) was signed into law in the United States. The IRA created a new corporate alternative minimum tax of 15% on adjusted financial statement income and an excise tax of 1% of the value of certain stock repurchases. The provisions of the IRA will be effective for periods beginning after December 31, 2022. The enactment of the IRA did not result in any material adjustments to the Company’s income tax provisions or net deferred tax assets as of December 31, 2022.